Exhibit 25

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of _________________________________________________
____________________________________________________________________ , 1994.



                                                       /s/ Donald H. Anderson
                                                       _______________________
                                                           Donald H. Anderson


==============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to
Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of _________________________________________________
____________________________________________________________________ , 1994.



                                                         /s/ Austin M. Beutner
                                                         _______________________
                                                             Austin M. Beutner


===============================================================================

                                POWER OF ATTORNEY
                                _________________

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of __________________________________________________
_____________________________________________________________________ , 1994.



                                                         /s/ Robert S. Boswell
                                                         _______________________
                                                             Robert S. Boswell

===============================================================================

                                POWER OF ATTORNEY
                                _________________

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of __________________________________________________
_____________________________________________________________________ , 1994.



                                                       /s/ Richard J. Callahan
                                                       ________________________
                                                           Richard J. Callahan


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ___________________________________________________
______________________________________________________________________ , 1994.



                                                           /s/ Dale F. Dorn
                                                           ____________________
                                                               Dale F. Dorn


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of _________________________________________________
____________________________________________________________________ , 1994.



                                                           /s/ John C. Dorn
                                                           ____________________
                                                               John C. Dorn

===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.



                                                         /s/ William L. Dorn
                                                         ______________________
                                                             William L. Dorn


===============================================================================

                                POWER OF ATTORNEY
                                _________________


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended

December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.



                                                         /s/ Harold D. Hammar
                                                         ______________________
                                                             Harold D. Hammar


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.

                                                         /s/ David H. Keyte
                                                         _____________________
                                                             David H. Keyte


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.



                                                           /s/ James H. Lee
                                                           ____________________
                                                               James H. Lee


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.



                                                        /s/ Jeffrey W. Miller
                                                        _______________________
                                                            Jeffrey W. Miller


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.

                                                          /s/ Jack D. Riggs
                                                          _____________________
                                                              Jack D. Riggs


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Linda M. Trulick his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K--Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K--Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.



                                                        /s/ Michael B. Yanney
                                                        _______________________
                                                            Michael B. Yanney


===============================================================================

                                POWER OF ATTORNEY
                                _________________


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Linda M. Trulick his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent deems necessary or advisable to enable the Company to comply with the Securities Exchange Act of l934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K-
- -Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form l0-K- -Annual Report for the year ended December 31, 1993 pursuant to Section 13 of the Securities Exchange Act of l934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form l0-K-- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has subscribed these presents this ______________ day of ____________________________________________________
_______________________________________________________________________ , 1994.



                                                        /s/ Daniel L. McNamara
                                                        _______________________
                                                            Daniel L. McNamara


===============================================================================